EXHIBIT 99.1(10)

Applications and General Questionnaire.

                                                        [LOGO OF PACIFIC MUTUAL]
Pacific Mutual Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660

                        Application for Life Insurance
                      Instructions to Soliciting Agent(s)

                             GENERAL INSTRUCTIONS

 . Every appropriate section of the application must be fully completed prior to signing the application. A blank application must never be signed.

 . The application is color coded for easy completion. The following indicates who must complete the various colored sections:

  Blue      Applicant
  Gray      Applicant or Agent must complete for non-variable life products only
  Green     Applicant or Agent must complete for variable life products only
  Burgundy  Agent

 . Changes noted on this application must be lined out and the new information must be indicated and initiated by the Applicant in Sections A - E, Proposed Insured(s) in Section F and Agent in Sections G - J. Changes made any other way will be amended.

 . The Disclosure Notice To Applicants must be detached and given to the Applicant. If the Disclosure Notice To Applicants is not detached when the application is received at Pacific Mutual, written verification that the Notice was given to the Applicant will be required before the underwriting process can begin.

 . For "Survivor Life" type policies, the Second Insured is considered the Additional Insured. All Additional Insured sections must be completed.

                       IMPORTANT SIGNATURE REQUIREMENTS

 . The party initiating the application for life insurance is considered the Applicant. Depending on the situation, the Applicant may also be the Insured or Owner.

 . The following parties must sign page 6 of the application:
   Applicant
   Proposed Insured (if other than Applicant)
   Other Adult Proposed Insured (if applicable)
   Child of age 18 and older (required in Pennsylvania)
   Owner (if other than Proposed Insured or Applicant)
   Soliciting Agent

 . The Authorization on page 7 must be signed and dated by the Proposed Insured and Other Adult Proposed Insured (if applicable). Underwriting cannot begin without a signed Authorization.

 . The Soliciting Agent(s) must sign on pages 6 and 10.

 . If multiple Owners, then all Owners must sign on page 6 of the application.

 . For corporate signatures, the signature and title of any authorized officer other than the Proposed Insured is required and the full name of the corporation must be shown on page 6.

 . If policy is trust owned, trustee(s) must sign on page 6 of application on the Signature of Applicant line indicating the title "Trustee" after the signature. Owner designation, on page 1, must include name of trust, date of trust, trustee(s) name, with the wording "successor or successors in trust."

                           UNDERWRITING REQUIREMENTS

 . Underwriting requirements are based on the age of the Proposed Insured(s) and amount applied for. Refer to the Life Underwriting Requirements Chart (not attached) to determine the appropriate requirements.

 . The Non-Medical is NOT part of this application. APPLICATION, PART II,
  Non-Medical (AP9500-P2) must be obtained separately. Note: Certain states will have their own version.

-------------------------------------------------------------------------------
AP9500                                                         15-19503-00 10/95

                       INSTRUCTIONS SOLICITING AGENT(S)
-------------------------------------------------------------------------------

SECTION A - CLIENT INFORMATION

 . Complete all questions, unless a question does not apply.

 . If submitting money with the application, complete question 31A, B and C on page 1. Also submit a Temporary Insurance Agreement (TIA) with the application. The date on the application, check and TIA must all be the same date.

 . Money and the TIA must not be taken if:

  a) any health question on the TIA is answered "yes;"

  b) the proposed insured is under 15 days of age or is over 70 years old (nearest birthday) on the date of the application.

  If the face amount applied for is greater than the TIA maximum binding limit, complete the application in the following manner:

  1) Indicate the total face amount as applied for in question 31C. Also indicate all applied for Optional Benefits here. If additional space is needed, use Remarks section on page 2 or 3.

  2) On page 2 (for non-variable products) or page 3 (for variable products), question 3, complete with the maximum binding limit as noted on the TIA. Leave question 5 "Optional Benefits" blank.

SECTION B - POLICY INFORMATION FOR NON-VARIABLE LIFE PRODUCTS

 . Indicate product desired, base face amount, initial APB amount (if applied for) and Total Initial Coverage in question 3. Whether APB is level or varying, always indicate initial APB amount. This information can be found on the Producer/Home Office Administration Worksheet page of the illustration.


 . Indicate all other optional benefits in question 5.

 . Complete only those questions that relate to the product (term/fixed or flexible premium) applied for.

 . If requesting an alternate or additional policy, complete the Alternate/Additional Policy section on page 2.

SECTION C - POLICY INFORMATION FOR VARIABLE LIFE PRODUCTS

 . Indicate product desired, base face amount, initial APB amount (if applied for) and Total Initial Coverage in question 3. Whether APB is level or varying, always indicate initial APB amount. This information can be found on the Producer/Home Office Administration Worksheet page of the illustration.

 . Indicate all other optional benefits in question 5.

 . Answer all Suitability questions and include the date of the current Separate
  Account prospectus and Fund prospectus.

 . If requesting an alternate or additional policy, complete the Alternate/Additional Policy section on page 3. All suitability questions must also be completed.

SECTION D - MEDICAL CERTIFICATION

 . Complete only when submitting a medical examination from another insurance company.

SECTION E - ADDITIONAL INSURED

 . Complete if requesting an optional benefit such as APB, ART or SITR on an Additional Insured. This section is also completed for "Survivor Life" type policies.

SECTION F - GENERAL INFORMATION

 . Complete every question of this section for the Proposed Insured and Additional Insured (if applicable).

 . If Proposed Insured or Additional Insured (if applicable) participates in a hazardous occupation/sport, complete a General Questionnaire form (not attached) for each insured that participates.

SECTION G - UNI-CHECK (AUTOMATIC BANK WITHDRAWAL)

 . The Uni-Check billing method is available on a monthly payment frequency for automatic checking account deductions. Complete this section if electing Uni-Check. Also complete Uni-Check method and monthly mode on page 1, questions 30A and 30B. A voided check must be submitted with the application.

SECTION H - BUSINESS INSURANCE

 . Complete only if applying for Business Insurance.

SECTION I - FOR PROPOSED INSURED UNDER THE AGE OF 16.

 . Complete this section if the application is submitted on a non-medical basis and the Proposed Insured is under age 16. If the application is submitted on a medical basis, a medical exam is necessary. Refer to the Life Underwriting Requirements Chart to determine the appropriate requirements.

SECTION J - AGENT INFORMATION

 . Complete every question of this section.

 . The signature of the Soliciting Agent(s) is required at the bottom of page 10.

 . Commissions are paid in accordance with the information presented at the bottom of page 10. The Agent listed first is the Servicing Agent, unless indicated otherwise in the remarks section. Always include Agent Code for prompt payment of commissions.

-------------------------------------------------------------------------------
AP9500                                                        15-19503-00 10/95

                                           NEWBS APPLC
                                    [LOGO] PACIFIC MUTUAL
                                           Pacific Mutual Life Insurance Company
                                           700 Newport Center Drive
                                           Newport Beach, CA 92660

                                       No.  814031

                    APPLICATION FOR LIFE INSURANCE, PART I

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------
SECTION A  |  CLIENT INFORMATION
--------------------------------------------------------------------------------
                               PROPOSED INSURED
--------------------------------------------------------------------------------
1. Full Name  (PRINT AS TO APPEAR IN POLICY / FIRST, MIDDLE, LAST) _____________

2. Sex:  [_] Male   [_] Female

3. State of Birth ____________

4. Date of Birth  MO. __ __  DAY __ __  YR. __ __
--------------------------------------------------------------------------------
5. Insurance Age _____

6. Drivers License No. & State ____________________

7. Social Security No. or Taxpayer I.D. No. _______________

8. Telephone No. (______) ______________
--------------------------------------------------------------------------------
9. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE) ____________________________

10. How Long ___________

11. Employer Name and Address (STREET, CITY, COUNTY, STATE, ZIP CODE) __________

12. How Long ___________

13. Occupation ____________________

14. Type of Business ______________________
--------------------------------------------------------------------------------
                     OWNER IF OTHER THAN PROPOSED INSURED
--------------------------------------------------------------------------------
15. Full Name  (PRINT AS TO APPEAR IN POLICY / FIRST, MIDDLE, LAST) ____________

16. Date of Birth _________________

17. Relationship __________________

18. Telephone No. (______) ______________

19. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE) ___________________________

20. Social Security No. or Taxpayer I.D. No. _______________
--------------------------------------------------------------------------------
                                  BENEFICIARY
--------------------------------------------------------------------------------
21. Primary Beneficiary (PRINT FULL NAME / FIRST, MIDDLE, LAST) ________________

22. Relationship __________________

23. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE) ___________________________

24. Contingent Beneficiary (PRINT FULL NAME / FIRST, MIDDLE, LAST) _____________

25. Relationship __________________

26. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE) ___________________________
--------------------------------------------------------------------------------
                                PREMIUM NOTICES
--------------------------------------------------------------------------------
27. Send to:  [_] Insured     [_] Owner    at    [_] Residence     [_] Business
              or [_] Other (INDICATE BELOW)

28. Name _______________________________________

29. Address  (STREET, CITY, COUNTY, STATE, ZIP CODE) ___________________________
--------------------------------------------------------------------------------
                              BILLING INFORMATION
--------------------------------------------------------------------------------
30A. Method
     [_] Single Premium
     [_] Direct (annual, semi-annual or quarterly only)
     [_] List Bill (3 or more lives)
     [_] Uni-Check - Attach a Voided Check and Complete Uni-check Section on
           Page 6. (monthly only.)

30B. Frequency of Premium Reminder Notice or Premium Payment
     [_] Annual
     [_] Semi-Annual
     [_] Quarterly
     [_] Monthly
--------------------------------------------------------------------------------
                       AMOUNT PAID WITH THIS APPLICATION
--------------------------------------------------------------------------------
31A. Is cash or check tendered with this application?  [_] Yes    [_] No
                                        If Yes, show amount $___________________
                                        If no, do not complete question below

  B. Do you understand, accept and agree to the terms of the Temporary Insurance
     Agreement (TIA)?  [_] Yes    [_] No

  C. If Yes, and a policy face amount is applied for which is larger than that which Pacific Mutual will insure under TIA, complete the following statement:
     If approved, please issue a policy for a face amount of $__________________
--------------------------------------------------------------------------------
                           SPECIAL DATING REQUESTED
--------------------------------------------------------------------------------
32. [_] Date to Save Age
    [_] Specific Date    Month ________  Day ________  Year ________
--------------------------------------------------------------------------------
AP9500                                                        15-19503-00  10/95

------------------------------------------------------------------------------------------------------------------------------------
SECTION B  POLICY INFORMATION (COMPLETE FOR NON-VARIABLE LIFE INSURANCE)
------------------------------------------------------------------------------------------------------------------------------------
Check one:           [_] TERM/FIXED PREMIUM                                       [_] FLEXIBLE PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
1. Policy Name                                                      2. Total Modal Premium or Expected Annual Premium
                                                                       $
------------------------------------------------------------------------------------------------------------------------------------
3. Face Amount (Base only) $________________ Plus Initial APB Amount $________________ = Total Initial Coverage $________________
------------------------------------------------------------------------------------------------------------------------------------
               FIXED PREMIUM LIFE INSURANCE ONLY                              FLEXIBLE PREMIUM LIFE INSURANCE ONLY
                                   Yes       No
4A. Automatic Premium Loan         [_]       [_]                    4A.  Check one:  [_] Option A (Level)
 B. Variable Loan Interest Rate:   [_]       [_]                                     [_] Option B (Increasing)
 C. Dividend Option (Check one):                                     B. Dividend Option (Check one):
    [_] Cash    [_] Add to Policy Value    [_] Other                       [_] Cash    [_] Increased Accumulated Value   [_] Other
5. OPTIONAL BENEFITS                                                5. OPTIONAL BENEFITS
A. [_] ADB [$                       ]                               A. [_] ADB [$                       ]
B. [_] AVR/AVP [$                        ]                          B. [_] ART/APB/SITR on Other Covered Person for [$             ]
C. [_] ART on Other Covered Person [$                        ]      C. [_] ART on Proposed Insured for  [$          for       years]
D. [_] Children's Term (units) [  ] (Complete Part II, Section C)   D. [_] Children's Term (units) [ ] (Complete Part II, Section C)
E. [_] Exchange of Insured                                          E. [_] Exchange of Insured
F. [_] Guaranteed Insurability [$                     ]             F. [_] Guaranteed Insurability [$                     ]
G. [_] Increasing Death Benefit                                     G. [_] Disability Benefit [$                ]
H. [_] Preliminary Term [_] 1 Yr. [_] 2 Yr. [   ] No. of Months     H. [_] Preliminary Term [_] 1 Yr. [_] 2 Yr. [   ] No. of Months
          Effective Date [                       ]                            Effective Date [                       ]
I. [_] Premium Waiver                                               I. [_] Waiver of Charges
J. [_] Payor Premium Waiver (Complete Part II, Section C)           J. [_] Payor Waiver of Charges (Complete Part II, Section C)
K. [_] Owner Premium Waiver (Complete Part II, Section C)           K. [_] Owner Waiver of Charges (Complete Part II, Section C)
L. [_] Other ______________________________                         L. [_] Other ______________________________
M. [_] Other ______________________________                         M. [_] Other ______________________________
N. [_] Other ______________________________                         N. [_] Other ______________________________
O. [_] Other ______________________________                         O. [_] Other ______________________________
------------------------------------------------------------------------------------------------------------------------------------
6. If any optional benefit applied for cannot be approved, should the policy be issued without it?    [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------
Complete this section if applying for (check one):   [ ] Additional Policy or
                                                     [ ] Alternate Policy
------------------------------------------------------------------------------------------------------------------------------------
7. Policy Name                                                      8. Total Modal Premium or Expected Annual Premium
                                                                           $
------------------------------------------------------------------------------------------------------------------------------------
9. Face Amount (Base only) $________________ Plus Initial APB Amount $________________ = Total Initial Coverage $________________
------------------------------------------------------------------------------------------------------------------------------------
10. Optional Benefits:
A. ________________________________________  B. ______________________________________  C. ________________________________________
------------------------------------------------------------------------------------------------------------------------------------
11. Complete for FIXED PREMIUM LIFE INSURANCE ONLY                  12. Complete for FLEXIBLE PREMIUM INSURANCE ONLY
                                   Yes       No                     A.  Check one:
A. Automatic Premium Loan          [_]       [_]                                      [_] Option A (Level)
B. Variable Loan Interest Rate:    [_]       [_]                                      [_] Option B (Increasing)
C. Dividend Option:  [                                ]             B.  Dividend Option:  [                            ]
-----------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS






------------------------------------------------------------------------------------------------------------------------------------
AP9500                                                                                                             15-19503-00 10/95


------------------------------------------------------------------------------------------------------------------------------------
SECTION C. POLICY INFORMATION (COMPLETE FOR VARIABLE LIFE INSURANCE)
------------------------------------------------------------------------------------------------------------------------------------
                                                           VARIABLE LIFE
------------------------------------------------------------------------------------------------------------------------------------



1.  Policy Name                                            2. Planned Annual Premium
------------------------------------------------------------------------------------------------------------------------------------



3.  Face Amount (Base only) $         Plus Initial APB Amount $        = Total Initial Coverage $
                             --------                          --------                          --------
------------------------------------------------------------------------------------------------------------------------------------
4.  Check one: [_] Option A (Level)     [_] Option B (Increasing)
------------------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------



5.  A. [_] ART on Other Covered Person for [$_____________]                        E. [_] Guaranteed Insurability [$_____________]
    B. [_] ADB [$_____________]                                                    F. [_] Waiver of Charges
    C. [_] Children's Term (units) [______________] (Complete Part II, Section C)  G. [_] Other _______________________
    D. [_] Disability Benefit [$_____________]                                     H. [_] Other _______________________
------------------------------------------------------------------------------------------------------------------------------------



6.  If any optional benefit applied for cannot be approved, should the policy be issued without it? [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                        PREMIUM ALLOCATIONS
------------------------------------------------------------------------------------------------------------------------------------



7.  INDICATE ALLOCATIONS. THE TOTAL OF THE PERCENTAGES MUST BE 100% (USE WHOLE NUMBERS)

      Fixed Account: _________________%      Growth LT:________________%      Multi-Strategy:__________%
      Equity Income: _________________%      High Yield Bond:__________%      Other:_______ ___________%
      Equity Index:___________________%      International:____________%      Other:_______ ___________%
      Government Securities:__________%      Managed Bond:_____________%      Other:_______ ___________%
      Growth:_________________________%      Money Market:_____________%      Other:_______ ___________%
------------------------------------------------------------------------------------------------------------------------------------
                                                            SUITABILITY
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                Yes   No
8.  DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL OBJECTIVES?................... [_]   [_]

9.  DO YOU UNDERSTAND THAT THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY, DEPENDING ON THE
    INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS IN THE SEPARATE ACCOUNT?................................... [_]   [_]

10. DO YOU UNDERSTAND THAT THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
    EXPERIENCE OF THE VARIABLE ACCOUNTS IN THE SEPARATE ACCOUNT?............................................... [_]   [_]

11. DID YOU RECEIVE THE SEPARATE ACCOUNT PROSPECTUS AND THE FUND PROSPECTUS FOR THE POLICY APPLIED FOR?........ [_]   [_]

    If Yes, give date shown on prospectuses: [Separate Account                 Fund               ]
------------------------------------------------------------------------------------------------------------------------------------
POLICY VALUES MAY INCREASE OR DECREASE, AND MAY EVEN BE REDUCED TO ZERO, IN ACCORDANCE WITH THE EXPERIENCE OF THE VARIABLE ACCOUNTS
IN THE SEPARATE ACCOUNT (SUBJECT TO ANY SPECIFIED MINIMUM GUARANTEES). THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED
CONDITIONS. CURRENT ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH SURRENDER VALUES, ARE AVAILABLE UPON REQUEST.
------------------------------------------------------------------------------------------------------------------------------------



COMPLETE THIS SECTION IF APPLYING FOR (Check one): [_] ADDITIONAL POLICY or [_] ALTERNATE POLICY
                                                   (COMPLETE SUITABILITY QUESTIONS ABOVE)
------------------------------------------------------------------------------------------------------------------------------------



12. Policy Name                                            13. Planned Annual Premium
                                                               $
------------------------------------------------------------------------------------------------------------------------------------



14. Face Amount (Base only) $         Plus Initial APB Amount $        = Total Initial Coverage $
                             --------                          --------                          --------
------------------------------------------------------------------------------------------------------------------------------------



15. Optional Benefits            17. Premium Allocations:

A.  __________________________       Fixed Account:__________________%     High Yield Bond:__________%
B.  __________________________       Equity Income:__________________%     International:____________%
C.  __________________________       Equity Index:___________________%     Managed Bond:_____________%
                                     Government Securities:__________%     Money Market:_____________%
16. Check one:                       Growth:_________________________%     Multi-Strategy:___________%
    [_] Option A (Level)             Growth LT:______________________%     Other:____________________%
    [_] Option B (Increasing)
------------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS
AP9500                                                                                                            15-19503-00  10/95

-----------------------------------------------------------------------------------------------------------------------------------
SECTION D |                   MEDICAL CERTIFICATION (NOT APPLICABLE IN THE STATE OF PENNSYLVANIA)
-----------------------------------------------------------------------------------------------------------------------------------
COMPLETE WHEN SUBMITTING MEDICAL EXAMINATION OF ANOTHER INSURANCE COMPANY

1. The attached examination is on the life of:
Proposed Insured Name                 | Name of the other Insurance Company                        | Date of Examination
-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Name               | Name of the other Insurance Company                        | Date of Examination
-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Name               | Name of the other Insurance Company                        | Date of Examination
-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Name               | Name of the other Insurance Company                        | Date of Examination
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               Proposed Insured   Additional Insured
2.  To the best of your knowledge and belief, are the statements in the examination true       [_] Yes  [_] No    [_] Yes  [_] No
    as of today?
3.  Has the person who was examined consulted a doctor or their practitioner or received       [_] Yes  [_] No    [_] Yes  [_] No
    medical or surgical advice since the date of the examination? (If yes, explain in remarks)

-----------------------------------------------------------------------------------------------------------------------------------
SECTION E |                                              ADDITIONAL INSURED
-----------------------------------------------------------------------------------------------------------------------------------
    (PRINT AS TO APPEAR IN POLICY/FIRST, MIDDLE, LAST)   |                       |                       |
1.  Full Name                                            |   2. Sex: [_] Male    |   3. State of Birth   |    4. Date of Birth
                                                         |           [_] Female  |                       |       | MO. | DAY | YR.
                                                         |                       |                       |       |  |  |  |  |  |  |
-----------------------------------------------------------------------------------------------------------------------------------
5.  Insurance Age  |  6. Drivers License No. & State  |  7. Social Security No. or Taxpayer I.D. No.  |  8. Telephone No.
                   |                                  |                                               |     (   )
-----------------------------------------------------------------------------------------------------------------------------------
9.  Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                                   | 10. How Long
                                                                                                      |
-----------------------------------------------------------------------------------------------------------------------------------
11. Employer Name and Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                 | 12. How Long
                                                                                                      |
-----------------------------------------------------------------------------------------------------------------------------------
13. Occupation                                                   | 14. Type of Business
-----------------------------------------------------------------------------------------------------------------------------------
15. Relationship to Primary Insured
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 BENEFICIARY TO ADDITIONAL INSURED
-----------------------------------------------------------------------------------------------------------------------------------
16. Primary Beneficiary (PRINT FULL NAME/FIRST, MIDDLE, LAST)    | Relationship
                                                                 |
-----------------------------------------------------------------------------------------------------------------------------------
18. Contingent Beneficiary (PRINT FULL NAME/FIRST, MIDDLE, LAST) | Relationship
                                                                 |
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECTION F |                                            GENERAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
1.  Give details of life insurance in force in other companies on PROPOSED INSURED.
    If none (or if conversion application) check this box [_]

                     Company                   |  Year Taken  |          Plan          |    Life Amount    |   Acc. Death Amount
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------

2. Give details of life insurance in force in other companies on ADDITIONAL INSURED.
   If none (or if conversion application) check this box [_]

                     Company                   |  Year Taken  |          Plan          |    Life Amount    |   Acc. Death Amount
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
-----------------------------------------------|--------------|------------------------|-------------------|-----------------------
                                                              REMARKS





-----------------------------------------------------------------------------------------------------------------------------------
AP9500                                                                                                            15-19503-00 10/95
                                                               - 4 -

-------------------------------------------------------------------------------------------
SECTION F  |  GENERAL INFORMATION CONTINUED
-------------------------------------------------------------------------------------------
PROPOSED INSURED | COMPLETE EACH QUESTION BELOW FOR THE PROPOSED       | ADDITIONAL INSURED
   YES     NO    | INSURED AND ANY ADDITIONAL INSURED.                 |     YES     NO
-------------------------------------------------------------------------------------------
        |        | A. Is the Proposed/Additional Insured married?      |          |
-------------------------------------------------------------------------------------------
$                | B. Income of spouse, if any.                        | $
-------------------------------------------------------------------------------------------
$                | C. Amount of insurance in force on spouse.          | $
-------------------------------------------------------------------------------------------
$                | D. Annual earned income from occupation (after      | $
                 |    deduction of business expenses).                 |
-------------------------------------------------------------------------------------------
$                | E. Other income (state source in remarks).          | $
-------------------------------------------------------------------------------------------
$                | F. Net Worth.                                       | $
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PROPOSED INSURED |                                                     | ADDITIONAL INSURED
   YES     NO    |                                                     |     YES     NO
                 |                                                     |
   [_]     [_]   | 4.  Does any Proposed Insured/Additional Insured    |     [_]     [_]
                 |     contemplate leaving the U.S.A. for travel or    |
                 |     residence?    (If yes, explain in remarks)      |
-------------------------------------------------------------------------------------------
                 | 5.  Within the last 2 years has any Proposed/       |
                 |     Additional Insured:                             |
   [_]     [_]   | A.  Flown or plan to fly as a pilot, student pilot  |     [_]     [_]
                 |     or crew member?                                 |
   [_]     [_]   | B.  Engaged in parachute jumping, scuba diving,     |     [_]     [_]
                 |     auto, motor boat or motorcycle racing, hang     |
                 |     gliding, mountain climbing or other hazardous   |
                 |     sport?    (If yes to A. or B., complete a       |
                 |     separate General Questionnaire for each         |
                 |     Proposed/Additional Insured)                    |
-------------------------------------------------------------------------------------------
   [_]     [_]   | 6.  Has any Proposed/Additional Insured ever had    |     [_]     [_]
                 |     insurance declined, rated, modified, cancelled  |
                 |     or not renewed?  (DO NOT ANSWER THIS QUESTION   |
                 |     IN MISSOURI)  (If yes, explain in remarks)      |
-------------------------------------------------------------------------------------------
   [_]     [_]   | 7.  Has any Proposed/Additional Insured been        |     [_]     [_]
                 |     convicted of a felony within the past 5 years?  |
                 |     (If yes, explain in remarks)                    |
-------------------------------------------------------------------------------------------
   [_]     [_]   | 8.  Has any Proposed/Additional Insured had a       |     [_]     [_]
                 |     drivers license restricted or revoked or been   |
                 |     charged with 3 or more moving violations within |
                 |     the past 5 years?  (If yes, explain in remarks) |
-------------------------------------------------------------------------------------------
   [_]     [_]   | 9.  Has any other insurance been applied for within |     [_]     [_]
                 |     the last 3 months on any Proposed/Additional    |
                 |     Insured?  (If yes, explain in remarks)          |
-------------------------------------------------------------------------------------------
   [_]     [_]   | 10. Will the policy applied for replace or change   |     [_]     [_]
                 |     any existing insurance or annuity on any        |
                 |     Proposed/Additional Insured?  (If yes, agent    |
                 |     must complete state replacement notice, if      |
                 |     applicable)                                     |
------------------                                                     --------------------
   [_]     [_]   | A.  Is this a 1035 Exchange?                        |     [_]     [_]
------------------                                                     --------------------
   [_]     [_]   | B.  Will a loan be carried over?                    |     [_]     [_]
-------------------------------------------------------------------------------------------
   [_]     [_]   | 11. Have you smoked a cigarette(s) in the last      |     [_]     [_]
                 |     12 months?                                      |
                 |                                                     |
Date:___________ |     If yes, give date last smoked.                  | Date:___________
-------------------------------------------------------------------------------------------
   [_]     [_]   | 12. Have you used tobacco in any other form within  |     [_]     [_]
                 |     the last 24 months?                             |
                 |                                                     |
Type:___________ |     If yes, specify type and date last used.        | Type:___________
Date:___________ |                                                     | Date:___________
-------------------------------------------------------------------------------------------
                                      REMARKS




-------------------------------------------------------------------------------------------
AP9500                                                                    15-19503-00 10/95


-------------------------------------------------------------------------------
SECTION G                    UNI-CHECK
-------------------------------------------------------------------------------
1. [ ] Bank Account No.    [ ] 2. Bank Account in Name of [ ]
3. [ ] If other than policy date, complete day of the month you want draft to draw from bank account.
       (Must be between the 4th and 28th) [ ]

As a convenience to me, I request and authorize you to pay and charge to the above account any debit entries on that account by and payable to the order of Pacific Mutual Life Insurance Company, provided there are sufficient collected funds in said account to pay the same upon presentation. I agree that your rights in respect to each such debit shall be the same as if it were a debit drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such debit.
-------------------------------------------------------------------------------
                                    REMARKS



-------------------------------------------------------------------------------
HOME OFFICE ENDORSEMENT
(NOT APPLICABLE IN KENTUCKY, PENNSYLVANIA, WEST VIRGINIA)
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                 DECLARATIONS
-------------------------------------------------------------------------------

I represent that the foregoing answers and statements contained in Parts I and II are correctly recorded, complete, and true to the best of my knowledge and belief. I understand that:

1. Except as otherwise provided in any Temporary Insurance Agreement, no insurance will take effect before the policy for such insurance is delivered and the first premium paid during the lifetime(s) and before any change in the health of the Proposed Insured(s). Upon such delivery and payment, insurance will take effect if the answers and statements in this application are then true.

2. Acceptance of a life insurance policy will be ratification of any administrative change with respect to such policy made by Pacific Mutual Life Insurance Company, the "Company," in the space entitled "Home Office Endorsements," where permitted by state law. All other changes, including policy type and amount of insurance, benefits, classification or age at issue, must be accepted in writing.

3. No agent or medical examiner is authorized to make or modify contracts or to waive any of the Company's rights or requirements.

    Signed and Dated by Applicant in:


                       On
---------------------------------------  --------------------------------------
City             State   Mo.  Day  Year  Signature of Applicant

                                         --------------------------------------
                                         Signature of Proposed Insured
                                             (IF OTHER THAN APPLICANT OR PARENT
                                         IF PROPOSED INSURED IS UNDER AGE 16 OR
                                         AGE 18 IN PENNSYLVANIA)

                                         --------------------------------------
                                         Signature of Other Adult Proposed
                                         Insured

                                         --------------------------------------
                                         Signature of Child age 18 and older
                                         (REQUIRED IN PENNSYLVANIA)

                                         --------------------------------------
                                         Signature of Owner
                                             (IF OTHER THAN PROPOSED INSURED
                                         OR APPLICANT)


IF OWNER IS A CORPORATION, THE SIGNATURE AND TITLE OF ANY AUTHORIZED OFFICER OTHER THAN THE PROPOSED INSURED IS REQUIRED AND THE FULL NAME OF THE CORPORATION MUST BE SHOWN.

I certify that I have truly and accurately recorded hereon the information supplied.

--------------------------  ---------------------------  ----------------------
 Signature of Soliciting      Please Print Soliciting       State License ID
         Agent                       Agent Name                  Number
                                                          (Required in Florida)

AP9500                                                         15-19503-00 10/95
                                    -6-

-------------------------------------------------------------------------------
                      AUTHORIZATION TO OBTAIN INFORMATION
-------------------------------------------------------------------------------
I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, consumer reporting agency or employer to release to Pacific Mutual Life Insurance Company, its subsidiaries, its reinsurer(s) or its legal representative any information they may have as to diagnosis, treatment and prognosis of any physical or mental condition including drug and/or alcohol abuse and/or any other information of me, my spouse and my minor children.

I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurer(s), the Medical Information Bureau, and other persons or organizations performing business or legal services in connection with my application, or as may be otherwise lawfully required, or as I may further authorize. I also understand that I may revoke this authorization as it applies to drug and/or alcohol abuse information at anytime, except to the extent it will not affect any action taken or information released prior to the revocation. Such revocation may cause the denial of this application. I know that I may request to receive a copy of this authorization. I also acknowledge receipt of Disclosure Notice to Applicants for Insurance.

A photographic copy of this Authorization shall be as valid as the original and shall be valid for two years from the date shown below.

Signed and Dated by Proposed Insured In:

                      On
--------------------------------------  ---------------------------------------
City            State   Mo.  Day  Year  Signature of Proposed Insured
                                        (OR PARENT IF PROPOSED INSURED IS UNDER
                                         AGE 16 OR AGE 18 IN PENNSYLVANIA)

                                        ---------------------------------------
                                        Signature of Other Adult Proposed
                                         Insured

                                        ---------------------------------------
                                        Signature of Child age 18 and older
                                        (REQUIRED IN PENNSYLVANIA)


AP9500

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(DETACH-LEAVE WITH APPLICANT)

                 DISCLOSURE NOTICE TO APPLICANTS FOR INSURANCE

This brief description of our underwriting process is designed to help you to understand how an application for insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure you qualify for insurance under Pacific Mutual's rules, and assuming you do, establish the proper premium charge for that insurance. This process - the evaluation of risks - assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share. To determine your insurability, we must consider such factors as your medical history, physical condition, occupation and hazardous avocations. We get this information from various sources.

                            SOURCES OF INFORMATION

Application and Medical Records - Your application, including the medical history, is the primary source of information in the evaluation process. In addition, we may ask you to take a physical examination or other special test such as an electrocardiogram. We may also ask for a report from your doctor or hospital, another insurance company, or the Medical Information Bureau. When we do so, we will use the authorization form you signed with your application.

MIB, Inc., (Medical Information Bureau) - MIB, Inc., is a non-profit corporation which operates an information exchange on behalf of member life insurance companies. As a member company, we will ask the MIB if it has a record concerning you. If you previously applied to a member company for insurance, MIB may have information about you in its file. The purpose of the MIB is to protect member companies and their policyowners from those who would conceal significant facts relevant to their insurability. The information which is obtained from MIB may be used only as an alert to the possible need for further independent investigation. It cannot be used as a basis in making a final underwriting decision.

Information regarding your insurability will be treated as confidential. Pacific Mutual, its subsidiaries or its reinsurer(s) may, however, make a brief report to the MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply the company with the information it may have about you in its file. Pacific Mutual, its subsidiaries or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

At your request, the MIB will arrange disclosure of any information it may have about you in its file. If you question the accuracy of information on file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the information office of MIB, Inc. is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Investigative Consumer Report - As part of our underwriting procedure, we may request an investigative consumer report from a consumer reporting agency. Because you may want to know more about the nature and scope of such a report, we are providing this information on the reverse side as part of this Notice.


                          (Continued on reverse side)

AP9500                                                         15-19503-00 10/95

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
           DISCLOSURE NOTICE TO APPLICANTS FOR INSURANCE (continued)

A consumer report confirms and supplements the information on your application pertaining to employment and residence verification, smoking habits, marital status, occupation, hazardous avocations and general health. This report may also cover information concerning your general reputation, personal characteristics and mode of living, (except as may be related directly or indirectly to your sexual orientation) including drug and alcohol use, motor vehicle driving record and any criminal activity. This information may be obtained through personal interviews with you, your family, friends, neighbors and business associates. If a report is required and you wish to be personally interviewed, please let us know and we will notify the consumer reporting agency.

The information contained in the report may be retained by the consumer reporting agency and subsequently disclosed to other companies to the extent permitted by the Fair Credit Reporting Act.

Investigative consumer reports are held in strict confidence and used only to evaluate your application on a fair and equitable basis. You have a right to inspect and obtain a copy of the report from the consumer reporting agency. These reports may have an adverse affect on an individual's eligibility for insurance. If it should, however, we will notify you in writing and identify the reporting agency.

                             DISCLOSURE TO OTHERS

Personal information obtained about you during the underwriting process is confidential and will not be disclosed to other persons or organizations without your written authorization except to the extent necessary for the conduct of our business. Examples of situations where we may share information about you are as follows:

    1.  The agent may retain a copy of your application.

    2. If reinsurance is required, the reinsurance company would have access to our application file.

    3. We may release information to another life insurance company to whom you have applied for life or health insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such information.

    4. As stated earlier, we may report information to the Medical Information Bureau.

    5. We will disclose information to government regulatory officials, law enforcement authorities and others where required by law.

                               DISCLOSURE TO YOU

In general, you have a right to learn the nature and substance of any personal information about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the information upon which our action is based. Medical record information, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB, Inc., for that organization's disclosure procedure.

Should you feel that any information we have is inaccurate or incomplete, please write to the Manager, Risk Selection Department, Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660. Your comments will be carefully considered and corrections made where justified.

We hope this Notice will help you to understand how we obtain and use personal information in the underwriting process, and the ways you can learn about this information. We are concerned with insuring privacy as well as lives, and the collection, use and disclosure of personal information is limited to those specified in this Notice.

AP9500                                                         15-19503-00 10/95

---------------------------------------------------------------------------------------------------------------------------------
SECTION H   |                  BUSINESS INSURANCE (COMPLETE THIS SECTION IF APPLYING FOR BUSINESS INSURANCE)
---------------------------------------------------------------------------------------------------------------------------------
1. Purpose of this Insurance:

                     A. [_] Buy & Sell                                     D. [_] Split Dollar
                     B. [_] Employee Fringe Benefit                        E. [_] Key Employee
                     C. [_] Deferred Compensation                          F. [_] Other       (Explain in remarks)
---------------------------------------------------------------------------------------------------------------------------------
2.        Name of Principal Officers,           |                        |                            | Amount of Insurance
           Partners or Key Employees            | Position               | % of Business Owned        |  Owned By Business
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

3. What is the current fair market value of the business?                  [$_________________________]

4. What is the annual net profit (before taxes) of business?               [Last Year $____________ 2 Years Ago $_______________]

5. Are other officers, partners or key employees proportionately insured?  [_] Yes    [_] No     (If no, explain in remarks)

---------------------------------------------------------------------------------------------------------------------------------
SECTION I  |                         COMPLETE THIS SECTION IF PROPOSED INSURED IS UNDER AGE 16
---------------------------------------------------------------------------------------------------------------------------------
1. Did you personally observe the Proposed Insured?                              [_] Yes    [_] No    (If no, explain in remarks)
---------------------------------------------------------------------------------------------------------------------------------
2. Are Proposed Insured's brothers and sisters insured for equal amounts?    [_] Yes    [_] No    (If no, explain in remarks)
---------------------------------------------------------------------------------------------------------------------------------
3. Person on whom Proposed Insured depends for support:
A. Name                                                                          | B. Relationship
---------------------------------------------------------------------------------------------------------------------------------
C. Estimated annual income                      | D. Estimated net worth         | E. Estimated amount of life insurance
   $                                            |    $                           |    $
---------------------------------------------------------------------------------------------------------------------------------
4. Information on Applicant:
A. Name                                                                          | B. Relationship
---------------------------------------------------------------------------------------------------------------------------------
C. Purpose of insurance                                                          | D. Amount of life insurance in force
                                                                                 |    $
---------------------------------------------------------------------------------------------------------------------------------
                                                              REMARKS







---------------------------------------------------------------------------------------------------------------------------------
AP9500                                                                                                         15-19503-00  10/95

-----------------------------------------------------------------------------------------------------------------------------------
SECTION J                                    COMPLETE FOR ALL APPLICATIONS-AGENT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
1. How well do you know Proposed Insured?    2. How well do you know Additional Insured?
   (or Applicant if Proposed Insured is under age 16)
------------------------------------------------------------------------------------------------------------------------------------

3. Have you personally asked all applicable questions in this application?      Proposed Insured         Additional Insured
   (if no, explain in remarks)                                                  [_] Yes  [_] No           [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------------------

4. Are you aware of any information not given in the application which might affect the insurability of:
                  Proposed Insured  [_] Yes  [_] No     Additional Insured  [_] Yes  [_] No      (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

5. Did the Proposed Insured or Applicant make the initial inquiry which led to the sale of this insurance?
            [_] Yes  [_] No                     (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

6. Has the Proposed Insured changed name within the last 5 years?        [_] Yes  [_] No
7. Has the Additional Insured changed name within the last 5 years?      [_] Yes  [_] No     (If yes, give former name in remarks)
------------------------------------------------------------------------------------------------------------------------------------

8. To the best of your knowledge, does any policy applied for either replace, involve a change in, or involve use of value from
   any existing life insurance policy or annuity?                                        Proposed Insured       Additional Insured

   (IF "YES", GIVE COMPANY AND POLICY NUMBER IN "REMARKS" ON PAGE 5. IF PM POLICY,
    THEN GIVE POLICY NUMBER AND HOW VALUES ARE TO BE APPLIED IN "REMARKS")               [_] Yes  [_] No        [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------------------

9. If this policy is a tax qualified plan indicate type:       [_] Pension/Profit sharing    [_] HR-10      [_] Other
------------------------------------------------------------------------------------------------------------------------------------

10. Is application submitted on a:                 Proposed Insured                         Additional Insured
                                                      YES     NO                                 YES    NO
    (A) Medical Basis?                                [_]     [_]                                [_]    [_]
    (B) Non-Medical Basis? (Submit Part 2)            [_]     [_]                                [_]    [_]
    (C) Guaranteed Issue Basis?                       [_]     [_]                                [_]    [_]
    (D) Guaranteed to Issue Basis?                    [_]     [_]                                [_]    [_]
------------------------------------------------------------------------------------------------------------------------------------

11. Check appropriate items which have been ordered:
                          Proposed Insured     Additional Insured                    Proposed Insured     Additional Insured
                             Yes     No           Yes    No                             Yes     No           Yes    No
    Medical Exam             [_]     [_]          [_]    [_]           H.O. Specimen    [_]     [_]          [_]    [_]
    Paramedical Exam         [_]     [_]          [_]    [_]           APS_________     [_]     [_]          [_]    [_]
    EKG                      [_]     [_]          [_]    [_]           ____________     [_]     [_]          [_]    [_]
    Blood Profile            [_]     [_]          [_]    [_]           ____________     [_]     [_]          [_]    [_]
------------------------------------------------------------------------------------------------------------------------------------

                                    REMARKS







------------------------------------------------------------------------------------------------------------------------------------

I certify that to the best of my knowledge and belief:                                                                    Yes     No
A. I have presented to the Company all pertinent facts and have correctly and completely recorded all required answers... [_]    [_]
B. I have given the Proposed Insured (or Parent for Juvenile insurance) a copy of the Fair Credit Reporting Act and MIB
   Disclosure Notice, and any other disclosure notice or statement required by state or federal law...................... [_]    [_]
C. I have fully explained the terms and conditions of the Temporary Insurance Agreement(s) to the Proposed Insured
   (or Applicant) and have given it to him/her (them).................................................................... [_]    [_]
D. I have complied with state and federal laws on disclosure, cost comparison and replacement............................ [_]    [_]
E. I have reviewed the purchase of this insurance policy as to suitability............................................... [_]    [_]
Signature(s) Of Soliciting Agent(s). Pay Commission as Indicated Below.

X______________________________________________________________  X__________________________________________________________________
First Name Listed Below Will Be The Servicing Agent
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

AGENT NAME                                   PHONE           FAX           AGENCY         AGENT         COMM %
                                             NUMBER         NUMBER         NUMBER         CODE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer Name (if applicable):_________________________________________________________________________________________________
AP9500                                                                                                             15-19503-00 10/95

APPLICATION, PART II                                                                                                       RS NONMED
TO PACIFIC MUTUAL LIFE INSURANCE COMPANY
NON-MEDICAL  700 Newport Center Drive, Newport Beach, California 92660                                      (Logo of Pacific Mutual)
------------------------------------------------------------------------------------------------------------------------------------
 SECTION A  |  COMPLETE ON PROPOSED INSURED (AGE 16 OR OVER)
------------------------------------------------------------------------------------------------------------------------------------
 1. Full Name                                            |  2a. Date of Birth          |  2b. Height          |  2c. Weight
                                                         |      MO.    DAY    YR.      |                      |
                                                         |                             |        FT.    IN.    |               LBS.
------------------------------------------------------------------------------------------------------------------------------------

 3. a. Name and address of personal physician, practitioner or health facility last visited:
       -----------------------------------------------------------------------------------------------------------------------------
       (IF NONE, SO STATE)
    b. Date:                            c. Reason consulted:
              -------------------------                      ---------------------------|-------------------------------------------
                    MO.     YR.                                               Yes  No   |  Details of "Yes" answers. (Identify
    d. Did any symptoms prompt consultation?................................. [_]  [_]  |  question, and include diagnoses, dates,
    e. Was any treatment given or medication prescribed?..................... [_]  [_]  |  duration and names and addresses of all
       (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)                                     |  attending physicians and medical
 4. To the best of your knowledge and belief, during the past 10 years, have            |  facilities. Use an additional sheet if
    you had, or been told that you had, or been treated by a member of the              |  necessary.)
    medical profession for:                                                             |
    (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)                                          |
    a. Disorder of the eyes, ears, nose, or throat?.......................... [_]  [_]  |
    b. Dizziness, fainting, convulsions, headaches, speech defect,                      |
       paralysis or stroke, or mental or nervous disorder?................... [_]  [_]  |
    c. Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema,               |
       tuberculosis, or other respiratory system disorder?................... [_]  [_]  |
    d. Chest pain, high blood pressure, rheumatic fever, murmur, heart                  |
       attack or other disorder of the heart or blood vessels?............... [_]  [_]  |
    e. Jaundice, intestinal bleeding, ulcer, colitis, diverticulitis,                   |
       hepatitis, or other disorder of the liver, gallbladder, stomach, or              |
       intestines?........................................................... [_]  [_]  |
    f. Sugar, albumin, or blood in urine, venereal disease, stone or other              |
       disorder of kidney, bladder, prostate, breasts or reproductive organs? [_]  [_]  |
    g. Diabetes; thyroid or other endocrine disorders?....................... [_]  [_]  |
    h. Neuritis, sciatica, arthritis, gout, or disorder of the muscles or               |
       bones, including the spine, back, or joints?.......................... [_]  [_]  |
    i. Cancer, cyst, tumor or disorder of skin, blood or lymph glands?....... [_]  [_]  |
    j. Any disorder(s) of the Immune System, including AIDS (Acquired                   |
       Immune Deficiency Syndrome) and ARC (AIDS Related Complex)?........... [_]  [_]  |
 5. a. Have you within the past 5 years been a patient in a hospital, clinic,           |
       sanitarium or other medical facility?................................. [_]  [_]  |
    b. Are you now under regular medical observation or taking treatment?.... [_]  [_]  |
 6. a. Except as prescribed by a physician, have you used heroin, morphine              |
       or other narcotic drugs in the last 10 years?......................... [_]  [_]  |
    b. Except as prescribed by a physician, have you used cocaine, LSD,                 |
       marijuana or other hallucinogenic agents, or barbiturates, sedatives,            |
       tranquilizers or any amphetamines in the last 5 years?................ [_]  [_]  |
    c. In the last 5 years have you received treatment for or joined an                 |
       organization because of alcoholism or drug addiction?................. [_]  [_]  |
 7. Other than as stated in answers above, have you within the past 5 years:            |
    a. Had a checkup, consultation, illness, injury or operation?............ [_]  [_]  |
    b. Had an electrocardiogram, blood test, other test or X-ray?............ [_]  [_]  |
    c. Been advised to have any diagnostic test, hospitalization or surgery             |
       which was not completed?.............................................. [_]  [_]  |
 8. Have you had any change in weight in the past year?...................... [_]  [_]  |
 9. Have either of your parents, brothers or sisters had diabetes, cancer,              |
    high blood pressure, heart disease, or mental illness?................... [_]  [_]  |
    (IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND AGE AT ONSET)                     |
10. Parents' Record (COMPLETE BELOW):                                                   |

-----------|-------------------------------------|--------------------------------------|
           |              IF LIVING              |           IF DECEASED                |
-----------|-----------|-------------------------|-------------|------------------------|
           |           |                         |    AGE AT   |                        |
           |    AGE    |     STATE OF HEALTH     |    DEATH    |     CAUSE OF DEATH     |
-----------|-----------|-------------------------|-------------|------------------------|
Father     |           |                         |             |                        |
-----------|-----------|-------------------------|-------------|------------------------|
Mother     |           |                         |             |                        |
-----------|-----------|-------------------------|-------------|------------------------|

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application.

Dated at                                 on                                    X
        --------------------------------    --------------------------------   -----------------------------------------------------
               CITY        STATE                MO.       DAY       YR.        SIGNATURE OF PROPOSED INSURED

---------------------------------------------------------------------------
WITNESS

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                                                                -1-
AP9500-P2                                                                                                                15-19536-00

APPLICATION, PART II                                                                                                       RS NONMED
TO PACIFIC MUTUAL LIFE INSURANCE COMPANY
NON-MEDICAL  700 Newport Center Drive, Newport Beach, California 92660                                      (Logo of Pacific Mutual)
------------------------------------------------------------------------------------------------------------------------------------
 SECTION B  |  COMPLETE ON ADDITIONAL INSURED (AGE 16 OR OVER)
------------------------------------------------------------------------------------------------------------------------------------
 1. Full Name                                            |  2a. Date of Birth          |  2b. Height          |  2c. Weight
                                                         |      MO.    DAY    YR.      |                      |
                                                         |                             |        FT.    IN.    |               LBS.
------------------------------------------------------------------------------------------------------------------------------------

 3. a. Name and address of personal physician, practitioner or health facility last visited:
       -----------------------------------------------------------------------------------------------------------------------------
       (IF NONE, SO STATE)
    b. Date:                            c. Reason consulted:
              -------------------------                      ---------------------------|-------------------------------------------
                 MO.     YR.                                                  Yes  No   |  Details of "Yes" answers. (Identify
    d. Did any symptoms prompt consultation?................................. [_]  [_]  |  question, and include diagnoses, dates,
    e. Was any treatment given or medication prescribed?..................... [_]  [_]  |  duration and names and addresses of all
       (IF "D" OR "E" ANSWERED "YES", GIVE DETAILS)                                     |  attending physicians and medical
 4. To the best of your knowledge and belief, during the past 10 years, have            |  facilities. Use an additional sheet if
    you had, or been told that you had, or been treated by a member of the              |  necessary.)
    medical profession for:                                                             |
    (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)                                          |
    a. Disorder of the eyes, ears, nose, or throat?.......................... [_]  [_]  |
    b. Dizziness, fainting, convulsions, headaches, speech defect,                      |
       paralysis or stroke, or mental or nervous disorder?................... [_]  [_]  |
    c. Hoarseness or cough, blood spitting, asthma, pneumonia, emphysema,               |
       tuberculosis, or other respiratory system disorder?................... [_]  [_]  |
    d. Chest pain, high blood pressure, rheumatic fever, murmur, heart                  |
       attack or other disorder of the heart or blood vessels?............... [_]  [_]  |
    e. Jaundice, intestinal bleeding, ulcer, colitis, diverticulitis,                   |
       hepatitis, or other disorder of the liver, gallbladder, stomach, or              |
       intestines?........................................................... [_]  [_]  |
    f. Sugar, albumin, or blood in urine, venereal disease, stone or other              |
       disorder of kidney, bladder, prostate, breasts or reproductive organs? [_]  [_]  |
    g. Diabetes; thyroid or other endocrine disorders?....................... [_]  [_]  |
    h. Neuritis, sciatica, arthritis, gout, or disorder of the muscles or               |
       bones, including the spine, back, or joints?.......................... [_]  [_]  |
    i. Cancer, cyst, tumor or disorder of skin, blood or lymph glands?....... [_]  [_]  |
    j. Any disorder(s) of the Immune System, including AIDS (Acquired                   |
       Immune Deficiency Syndrome) and ARC (AIDS Related Complex)?........... [_]  [_]  |
 5. a. Have you within the past 5 years been a patient in a hospital, clinic,           |
       sanitarium or other medical facility?................................. [_]  [_]  |
    b. Are you now under regular medical observation or taking treatment?.... [_]  [_]  |
 6. a. Except as prescribed by a physician, have you used heroin, morphine              |
       or other narcotic drugs in the last 10 years?......................... [_]  [_]  |
    b. Except as prescribed by a physician, have you used cocaine, LSD,                 |
       marijuana or other hallucinogenic agents, or barbiturates, sedatives,            |
       tranquilizers or any amphetamines in the last 5 years?................ [_]  [_]  |
    c. In the last 5 years have you received treatment for or joined an                 |
       organization because of alcoholism or drug addiction?................. [_]  [_]  |
 7. Other than as stated in answers above, have you within the past 5 years:            |
    a. Had a checkup, consultation, illness, injury or operation?............ [_]  [_]  |
    b. Had an electrocardiogram, blood test, other test or X-ray?............ [_]  [_]  |
    c. Been advised to have any diagnostic test, hospitalization or surgery             |
       which was not completed?.............................................. [_]  [_]  |
 8. Have you had any change in weight in the past year?...................... [_]  [_]  |
 9. Have either of your parents, brothers or sisters had diabetes, cancer,              |
    high blood pressure, heart disease, or mental illness?................... [_]  [_]  |
    (IF "YES", STATE CONDITION, GIVE RELATIONSHIP AND AGE AT ONSET)                     |
10. Parents' Record (COMPLETE BELOW):                                                   |

-----------|-------------------------------------|--------------------------------------|
           |              IF LIVING              |           IF DECEASED                |
-----------|-----------|-------------------------|-------------|------------------------|
           |           |                         |    AGE AT   |                        |
           |    AGE    |     STATE OF HEALTH     |    DEATH    |     CAUSE OF DEATH     |
-----------|-----------|-------------------------|-------------|------------------------|
Father     |           |                         |             |                        |
-----------|-----------|-------------------------|-------------|------------------------|
Mother     |           |                         |             |                        |
-----------|-----------|-------------------------|-------------|------------------------|

The above statements are true and complete to the best of my knowledge and belief. I agree that such statements and answers shall be a part of the application.

Dated at                                 on                                    X
        --------------------------------    --------------------------------   -----------------------------------------------------
                CITY        STATE                MO.       DAY       YR.       SIGNATURE OF ADDITIONAL INSURED
---------------------------------------------------------------------------
WITNESS

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                                                                -2-
AP9500-P2                                                                                                                15-19536-00


        APPLICATION, PART II                                                                                             RS NONMED
        TO PACIFIC MUTUAL LIFE INSURANCE COMPANY                                                                    PACIFIC MUTUAL
        NON-MEDICAL 700 Newport Center Drive, Newport Beach, California 92660

___________________________________________________________________________________________________________________________________
SECTION C   COMPLETE IF APPLYING FOR OWNER PREMIUM WAIVER, PAYOR WAIVER,
            CHILDREN'S TERM RIDER AND IF PROPOSED INSURED IS UNDER AGE 16.
___________________________________________________________________________________________________________________________________
                                  |   RELATIONSHIP  |               |          |           |          |  AMOUNT OF   | AMT. OF INS.
1.  NAME OF PERSON TO BE COVERED  |   TO PROPOSED   | DATE OF BIRTH | STATE OF |  HEIGHT   |  WEIGHT  |  INSURANCE   |  CURRENTLY
                                  |     INSURED     | (MO./DAY/YR.) |  BIRTH   | (FT./IN.) | (POUNDS) | NOW IN FORCE | APPLIED FOR
__________________________________|_________________|_______________|__________|___________|__________|______________|_____________
                                  |                 |               |          |           |          |              |
__________________________________|_________________|_______________|__________|___________|__________|______________|_____________
                                  |                 |               |          |           |          |              |
__________________________________|_________________|_______________|__________|___________|__________|______________|_____________
                                  |                 |               |          |           |          |              |
__________________________________|_________________|_______________|__________|___________|__________|______________|_____________

Note: If payor or owner waiver of charges is being applied for, please indicate the individual's occupation and the employer's name and address:_________________________________________________________________________________________________________________
      _____________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
2a. Name and address of your personal physician, practitioner or health facility
___________________________________________________________________________________________________________________________________
 b. Date:           |    c. Reason for and results of last visit
____________________|______________________________________________________________________________________________________________
3. Has any person named in Question 1 during the past 10 years had or been told that he or she had, or been treated for:
   (CIRCLE APPLICABLE ITEMS AND GIVE DETAILS)
                                                                                                                   Yes    No
   A. Diabetes, cancer or epilepsy?..............................................................................  [ ]    [ ]
   B. Heart murmur, high blood pressure or any heart condition?..................................................  [ ]    [ ]
   C. Any disorder(s) of the Immune System, including AIDS (Acquired Immune Deficiency Syndrome) and ARC (AIDS
      Related Complex)?..........................................................................................  [ ]    [ ]
4. Has any person named in Question 1:
   A. Been in a hospital, sanitarium or other institution for diagnosis, treatment or a surgical operation within
      the past 5 years?..........................................................................................  [ ]    [ ]
   B. Had any medical consultation or treatment within the past 3 years, other than as stated in any answer
      above?.....................................................................................................  [ ]    [ ]
GIVE DETAILS BELOW FOR EACH "YES" ANSWER IN QUESTIONS 3 AND 4:
____________________________________________________________________________________________________________________________________
 QUESTION NO.  |    FIRST NAME   |   REASON FOR CONSULTATION   |   DATE    |   DURATION - RESULT   |  NAME AND ADDRESS OF PHYSICIAN
_______________|_________________|_____________________________|___________|_______________________|________________________________
_______________|_________________|_____________________________|___________|_______________________|________________________________
_______________|_________________|_____________________________|___________|_______________________|________________________________
_______________|_________________|_____________________________|___________|_______________________|________________________________
_______________|_________________|_____________________________|___________|_______________________|________________________________
                                                                     DECLARATIONS
____________________________________________________________________________________________________________________________________
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief.

I understand that:
1. Except as otherwise provided in any Temporary Insurance Agreement, no insurance will take effect before the policy for such insurance is delivered and the first premium paid during the lifetime(s) and before any change in the health of the Proposed
   Insured(s). Upon such delivery and payment, insurance will take effect if the answers and statements in this application are then true.

2. Acceptance of a life insurance policy will be ratification of any administrative change  with respect to such policy made by the
   Company in the space entitled "Home Office Endorsements," where permitted by state law. All other changes, including policy type and amount of insurance, benefits, classification or age at issue, must be accepted in writing.

3. No agent or medical examiner is authorized to make or modify contracts or to waive any of the Company's rights or requirements.

Signed and Dated in:

________________________________________ on _________________________  X_________________________________________________________
CITY                   STATE                MO.       DAY       YR.      Signature of Proposed Insured (OR PARENT, IF PROPOSED
                                                                         INSURED IS UNDER AGE 16)

                                                                       X_________________________________________________________
                                                                         Signature of Owner/Payor

IF OWNER IS A CORPORATION, THE SIGNATURE AND TITLE OF AN AUTHORIZED OFFICER OTHER THAN  THE PROPOSED INSURED IS REQUIRED AND THE
FULL NAME OF THE CORPORATION MUST BE SHOWN.

I certify that I have truly and accurately recorded hereon the information supplied.

________________________________________     _______________________________________     _______________________________________
     Signature of Soliciting Agent             Please Print Soliciting Agent Name                State License ID Number
                                                                                                  (Required in Florida)

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

AP9500-P2

GENERAL QUESTIONNAIRE                                   [LOGO OF PACIFIC MUTUAL]
PACIFIC MUTUAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
FULL NAME (PRINT)                       |   DATE OF BIRTH
                                        |
                                        |   MO.         DAY        YR.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
|  SECTION A  |  AUTOMOBILE, MOTORCYCLE AND/OR POWERBOAT RACING                |
--------------------------------------------------------------------------------
1. Type of racing?    [_] Midget    [_] Go-Kart    [_] Sports Car
   [_] Modified Stock    [_] Drag Racing    [_] Motorcycle    [_] Powerboat
   [_] Other (explain) _________________________________________________________

2. Make? _______________   Model? _______________   Displacement? ______________
   Class? ______________   Engine Make & Model? _______________   HP? __________

3. (a) Number of races 12-24 months ago? ________   (b) Past 12 months? ________
   (c) Date of last race? ________________   (d) Est. next 12 months? __________

4. Type of race?   [_] Midget   [_]Sports Car   [_] Stock Car   [_] Championship
   [_] Drag   [_] Kart   [_] Hillclimb   [_] Cross Country   [_] Hound & Hare
   [_] Moto-Cross   [_] Other (explain) ________________________________________
   _____________________________________________________________________________

5. Type of course?   [_] Paved   [_] Dirt   [_] Drag Strip   [_] Oval
   [_]  Other (explain) ________________________________________________________
   _____________________________________________________________________________

6. Where do you race?     [_] Local?   If not, where? __________________________

7. Competition against?   [_] Other Cars   [_] Clock   [_] Straightaway
   [_] _________________________________________________________________________

8. Average Speed? ____________________   Top Speed? ____________________
   Average miles per race? ____________________

9. Is your racing?   [_] Professional   [_] Amateur
   [_]  Other (explain) ________________________________________________________

--------------------------------------------------------------------------------
|  SECTION B  |  UNDERWATER DIVING (SKIN OR SCUBA)                             |
--------------------------------------------------------------------------------
1. What type equipment do you use? _____________________________________________

2. Location of diving activities? _________________   Diving for pleasure? _____
   Pay? _____

3. Do you belong to a club or association? _____   Do you ever dive alone? _____

4. Depth of Dives
   --------------

                                        ---------------------------------------------------------------------
                                        |      During Past 12 Months      |     Expected Next 12 Months     |
                                        ---------------------------------------------------------------------
                                        |    No. Dives   |  Average Time  |    No. Dives   |  Average Time  |
                                        ---------------------------------------------------------------------
        a. Less than 40 feet            |                |                |                |                |
                                        ---------------------------------------------------------------------
        b. 40 feet to 60 feet           |                |                |                |                |
                                        ---------------------------------------------------------------------
        c. 60 feet & over               |                |                |                |                |
                                        ---------------------------------------------------------------------
        d. Maximum depth obtained       |                |                |                |                |
                                        ---------------------------------------------------------------------

--------------------------------------------------------------------------------
|  SECTION C  |  PARACHUTE JUMPING AND SKY DIVING                              |
--------------------------------------------------------------------------------
1. Are you now a member of any parachute or sky diving club or association? ____

2. Are all of your jumps made under auspices of your club or association? ______

3. (a) Number of jumps 12-24 months ago? ________   (b) Past 12 months? ________
   (c) Next 12 months? ________

4. Do you participate in delayed chute opening competition or other stunts? ____

5. Location of jump areas? __________________   Date of last jump? _____________


--------------------------------------------------------------------------------
|  SECTION D  |  IDENTIFY SECTION AND QUESTION                                 |
--------------------------------------------------------------------------------




________________________________________________________________________________
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief.


Date _____________________________     X________________________________________
         MO.      DAY      YR.          SIGNATURE OF PROPOSED INSURED (OR PARENT
                                        IF PROPOSED INSURED IS UNDER AGE 15)

__________________________________
SIGNATURE OF SOLICITING AGENT

_______________
AGENCY NO.


AP7503                                                         15-07503-01  2/90

GENERAL QUESTIONNAIRE
PACIFIC MUTUAL LIFE INSURANCE COMPANY                    [PACIFIC MUTUAL LOGO]

-----------------------------------------------------------------------------------------------------------------------------------
FULL NAME (print)                                              DATE OF BIRTH

                                                               MO.                          DAY                      YR.
-----------------------------------------------------------------------------------------------------------------------------------
SECTION D Aviation
-----------------------------------------------------------------------------------------------------------------------------------
1. Type of aviation activity                                    For Civilian and Military Pilots:

                                 HOURS FLOWN
                     LAST 12  12-24 MO. ALL PRIOR EST. NEXT
                     MONTHS     AGO       YEARS     12 MO.
                     ------- --------- ---------- ---------- 5. A. Type of license/certificate/rating held
Civilian Pilot                                                     [check appropriate boxes):
                     ------- --------- ---------- ----------       [_] Student [_] Private [_] Commercial [_] ATR [_] IFR
Military Pilot                                                     [_] Instructor [_] Other (Specify "Remarks")
                     ------- --------- ---------- ----------    B. Date of last renewal:__________________________________________
Member of Crew                                                  C. Purpose of flights:
                     ------- --------- ---------- ----------    ------------------------------------------------------------------
2. Have you ever done or do you intend to engage
   in flying for the purpose of exhibition,                     D. Total flying hours to date:____________________________________
   endurance tests, racing, stunt flying, testing,              E. Date of last flight:___________________________________________
   air cargo operations, crop dusting or spraying, Yes  No
   or instruction of student pilots?.............. [_]  [_]     FOR CREW MEMBERS:
3. A. Have you ever flown or do you intend to                   6. A. Duties aboard aircraft:_____________________________________
      fly outside the United States?.............. [_]  [_]        _______________________________________________________________
   B. Have you ever been involved in any                           B. Purpose of flights:_________________________________________
      accident due to flying activities?.......... [_]  [_]        ---------------------------------------------------------------
   C. Have you ever been charged with any                          C. Date of last flight:________________________________________
      violation of air regulations?............... [_]  [_]        D. Do you plan to take instructions as a pilot? Yes [_] No [_]
   (if "yes" to questions 2, 3A or 3C, explain in                  (if "yes", explain in "remarks".)
    "remarks".)                                                 7. If aviation activity does not permit standard, unrestricted coverage, please issue as follows:
FOR PILOTS AND CREW MEMBERS OF MILITARY AIRCRAFT:                  [_] Full aviation coverage, if available, with appropriate
4. Describe type of aircraft flown in (including                       extra premium.
   alphabetic & numeric code).                                     [_] Aviation exclusion rider.
-----------------------------------------------------------------------------------------------------------------------------------
REMARKS       identify section and question
-----------------------------------------------------------------------------------------------------------------------------------








-----------------------------------------------------------------------------------------------------------------------------------
I represent that the foregoing answers and statements are correctly recorded, complete, and true to the best of my knowledge and belief.

Date__________________________________________________________   X_________________________________________________________________
        MO.               DAY                       YR.           Signature of proposed insured (or parent if proposed insured is under age 15)

______________________________________________________________
Signature of Solicitating Agent

___________________________________
Agency No.
AP7503